UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

NESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

000-50954

98-0346908

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv		61580 Israel
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972 (3) 766-6800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On August 10, 2005, Ness Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005 and other financial information.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01.               Other Events.

On August 10, 2005, the Company issued a press release providing information regarding its outlook for the fiscal quarter ending September 30, 2005 and year ending December 31, 2005.  The press release is being filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Exhibits

	99.1	Press Release dated August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: August 10, 2005	By:	/s/ Ilan Rotem
Name: Ilan Rotem
Title: Secretary & General Counsel